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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                          __________________


                               FORM 8-K
                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):           June 24, 1997
                                                            -------------

                       TCF Financial Corporation
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        (Exact name of registrant as specified in its charter)



                               Delaware
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            (State or other jurisdiction of incorporation)



          0-16431                                          41-1591444
---------------------                             ---------------------------
Commission File Number                       (IRS Employer Identification No.)



          801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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               (Address of principal executive offices)



     (612) 661-6500
---------------------------------
Registrant's Telephone Number

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Item 5.     OTHER EVENTS

            On June 24, 1997, TCF Financial Corporation (the "Registrant") announced that it had completed its acquisition of Winthrop Resources Corporation ("Winthrop") following approval of the transaction by shareholders of the Registrant and Winthrop.
            Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Registrant's press release relating to its announcement dated June 24, 1997.

            On June 30, 1997, the Registrant announced that it had obtained the consent of holders of Winthrop's 9.50% Senior Notes due 2003 (the "Notes") to amendments to the Bond Indenture under which the Notes were issued that would eliminate certain covenants in return for the addition of the Registrant as a co-obligor of the Notes. A Supplemental Indenture giving effect to these actions was executed effective June 30, 1997. Attached hereto as Exhibit 99.2 and incorporated herein by reference is the Registrant's press release relating to its announcement dated June 30, 1997.




Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits

            99.1   Press Release dated  June 24, 1997.

            99.2   Press Release dated June 30, 1997.
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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 1, 1997

                                   TCF FINANCIAL CORPORATION



                                   By   /s/ Ronald J. Palmer
                                        -------------------------------------
                                        Ronald J. Palmer
                                   Its  Treasurer and Chief Financial Officer